SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 26, 2010

THOMAS PROPERTIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50854	20-0852352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 South Flower Street, Sixth Floor Los Angeles, California	90071
(Address of principal executive offices)	(zip code)

(Registrant’s telephone number, including area code)

213-613-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At Thomas Properties Group, Inc.’s (the “Company”) 2010 annual meeting of its stockholders held on May 26, 2010 in Los Angeles, California, our stockholders elected James A. Thomas (40,851,009 votes for, 157,347 votes withheld and 4,822,309 non-votes), R. Bruce Andrews (40,884,909 votes for, 123,447 votes withheld and 4,822,309 non-votes), Edward D. Fox (40,012,021 votes for, 996,335 votes withheld and 4,822,309 non-votes), Winston H. Hickox (40,027,308 votes for, 981,048 votes withheld and 4,822,309 non-votes), John L. Goolsby (40,883,088 votes for, 125,268 votes withheld and 4,822,309 non-votes), Randall L. Scott (39,995,508 votes for, 1,012,848 votes withheld and 4,822,309 non-votes), and John R. Sischo (40,695,941 votes for, 312,415 votes withheld and 4,822,309 non-votes), as directors of our company each to serve a one-year term expiring following our annual meeting in 2011. Stockholders also ratified the selection of Ernst & Young LLP as our independent auditors for the year ending December 31, 2010 (31,999,517 votes for and 17,817 abstentions).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS PROPERTIES GROUP, INC.

/s/ Diana M. Laing
Diana M. Laing Chief Financial Officer

May 27, 2010

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